Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
(10) Income Taxes

Tax Allocation Agreement

Prior to the CVRR Unit Exchange, CVR Energy was a member of the consolidated federal tax group of AEP, an affiliate of IEP, and party to a tax allocation agreement with AEP (the “Tax Allocation Agreement”). The Tax Allocation Agreement provides that AEP will pay all consolidated federal income taxes on behalf of the consolidated tax group. As a result, CVR Energy is required to make payments to AEP in an amount equal to the tax liability, if any, that it would have paid if it were to file as a consolidated group separate and apart from AEP.

Following the CVRR Unit Exchange, IEP and affiliates’ ownership of CVR Energy was reduced below 80% and CVR Energy is no longer eligible to file as a member of the AEP consolidated federal income tax group. Beginning with the tax period after the exchange, CVR Energy became the parent of a new consolidated group for U.S. federal income tax purposes and will file and pay its federal income tax obligations directly to the IRS. Pursuant to the terms of the Tax Allocation Agreement, however, CVR Energy may be required to make payments in respect of taxes owed by AEP for periods prior to the exchange. Similar principles may apply for state or local income tax purposes where CVR Energy filed combined, consolidated for unitary tax returns with AEP.

As of December 31, 2018 and 2017, the Company’s Consolidated Balance Sheets reflected a receivable of $4 million and $5 million, respectively, for federal income taxes due from AEP. These amounts are recorded as Other Current Assets in the Consolidated Balance Sheets. As of December 31, 2018, the Company’s Consolidated Balance Sheets also reflected a receivable of $12 million from the IRS and certain state jurisdictions.

Income Tax Expense (Benefit)

Income tax expense (benefit) is comprised of the following:

	Year Ended December 31,
(in millions)	2018	2017	2016
Current:
Federal	$31	$(1)	$67
State	(7)	(22)	(7)
Total current	24	(23)	60
Deferred:
Federal	39	(186)	(60)
State	16	(11)	(19)
Total deferred	55	(197)	(79)
Total income tax expense (benefit)	$79	$(220)	$(19)

The following is a reconciliation of total income tax expense (benefit) to income tax expense (benefit) computed by applying the statutory federal income tax rate to pretax income (loss):

	Year Ended December 31,
(in millions)	2018	2017	2016
Tax computed at federal statutory rate	$94	$14	$(3)
State income taxes, net of federal tax benefit	12	(14)	(8)
State tax incentives, net of federal tax expense	(4)	(7)	(9)
Noncontrolling interest	(23)	1	6
Other, net	—	—	(5)
Adjustment to deferred tax assets and liabilities for enacted change in federal tax rate (a)	—	(214)	—
Total income tax expense (benefit)	$79	$(220)	$(19)

(a)
The income tax benefit for the year ended December 31, 2017 was favorably impacted as a result of the Tax Cuts and Jobs Act legislation that was signed into law in December 2017, reducing the federal income tax rate from 35% to 21% beginning in 2018. As a result, the Company’s net deferred tax liabilities at December 31, 2017 were remeasured to reflect the lower tax rate that will be in effect for the years in which the deferred tax assets and liabilities will be realized.

Deferred Tax Assets and Liabilities

The income tax effect of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31, 2018 and 2017 are as follows:

	December 31,
(in millions)	2018	2017
Deferred income tax assets:
State tax credit carryforward, net	$11	$11
Net operating loss carryforward	—	7
Total gross deferred income tax assets	11	18
Deferred income tax liabilities:
Investment in CVR Partners	(59)	(55)
Investment in CVR Refining	(327)	(372)
Other	(5)	(4)
Total gross deferred income tax liabilities	(391)	(431)
Net deferred income tax liabilities	$(380)	$(413)

In assessing the realizability of deferred tax assets including net operating loss and credit carryforwards, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Although realization is not assured, management believes that it is more likely than not that all of the deferred tax assets will be realized and thus, no valuation allowance was provided as of December 31, 2018 and 2017.

As of December 31, 2018, CVR Energy has state credits of approximately $35 million, which are available to reduce future state income taxes. These credits, if not used, will begin expiring in 2033.

Uncertain Tax Positions

A reconciliation of unrecognized tax benefits is as follows:

	Year Ended December 31,
(in millions)	2018	2017	2016
Balance beginning of year	$29	$44	$49
Reductions related to expirations of statute of limitations	(6)	(15)	(5)
Balance end of year	$23	$29	$44

Included in the balance of unrecognized tax benefits as of December 31, 2018, 2017 and 2016 are $18 million, $23 million and $29 million, respectively, of tax benefits that, if recognized, would affect the effective tax rate. Approximately $6 million, $15 million and $5 million of the unrecognized tax positions relating to state tax credits were recognized in 2018, 2017 and 2016, respectively, as a result of a lapse of statute of limitations. Additionally, the Company believes that it is reasonably possible that approximately $3 million of its unrecognized tax positions relating to state tax credits may be recognized by the end of 2019 as a result of a lapse of the statute of limitations. Approximately $22 million and $26 million of unrecognized tax benefits were netted with deferred tax asset carryforwards as of December 31, 2018 and 2017, respectively. The remaining unrecognized tax benefits are included in Other Long-term Liabilities in the Consolidated Balance Sheets.

CVR Energy recognizes interest expense (income) and penalties on uncertain tax positions and income tax deficiencies (refunds) in income tax expense. CVR Energy recognized interest benefit of approximately $1 million during 2018 and has recognized a nominal liability for interest as of December 31, 2018. In 2017, CVR Energy recognized interest expense of approximately $7 million and had recognized a liability for interest of approximately $1 million as of December 31, 2017. In 2016, CVR Energy recognized interest expense of approximately $1 million and had recognized a liability for interest of approximately $8 million as of December 31, 2016. No penalties were recognized during 2018 or 2017.

At December 31, 2018, the Company’s tax filings are generally open to examination in the United States for the tax years ended December 31, 2015 through December 31, 2017 and in various individual states for the tax years ended December 31, 2013 through December 31, 2017.